SCUDDER
INVESTMENTS(SM)
[LOGO]



------------------------------
EQUITY/GROWTH
------------------------------


Scudder Development
Fund
Fund #067












Semiannual Report
January 31, 2000



For investors seeking long-term capital
appreciation by investing primarily in U.S.
companies with the potential for
above-average growth.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      24   Financial Statements

                      27   Financial Highlights

                      28   Notes to Financial Statements

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Scudder Solutions

Scudder Development Fund
--------------------------------------------------------------------------------
ticker symbol SCDVX                                             fund number 067
--------------------------------------------------------------------------------

Date of Inception:  o    The domestic equity markets rallied strongly toward the
2/11/71                  end of the six-month period, with growth and technology
                         stocks providing exceptional returns.

                    o    The fund bested the performance of the unmanaged S&P
Total Net Assets         500 Index and Russell 2000 Index for the six months.
as Of 1/31/00:
$797 million        o    An expanded flexibility to invest in growth stocks of
                         all sizes enabled the fund's management team to capitalize on a number of opportunities in the technology and communications areas.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The fourth quarter of 1999 was another remarkable period for the U.S. stock market, as a strong rally in growth stocks was responsible for nearly three-quarters of the S&P 500's total return for the whole year. Reports of stronger than expected earnings and economic growth, high consumer confidence, and continued low inflation overwhelmed concerns about rising interest rates. In this environment, growth stocks provided the best returns -- especially technology shares that continued to benefit from the explosion of the Internet. These conditions provided an excellent backdrop for the fund.

This semiannual is the first report that reflects the effects of the fund's broadened flexibility to invest in mid- and large-cap growth stocks in addition to small-cap stocks. The six-month period also marks the first full period with Sewall Hodges as lead portfolio manager. Sewall has 13 years of experience in global portfolio management and analysis, and prior to assuming responsibilities for this fund, he served as a portfolio manager of Scudder Global Discovery Fund, which invests in small- and mid-cap stocks around the globe.

Over the period, Sewall and portfolio manager J.C. Cabrera have made significant progress toward improving the fund's performance. For the period, the fund beat the broad-based S&P 500 Index and also the small-cap Russell 2000 Index at a time when a select group of growth stocks were delivering outstanding returns, while other sectors trailed significantly. While the portfolio team still needs to improve the fund's longer term ranking relative to its peers, this experienced management team has just begun to build a solid track record. For further discussion of the market environment and the fund's investment strategy, see the Portfolio Management Discussion that begins on page 10.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the fund's most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Development Fund.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Development Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          Scudder Development   S&P 500          Russell 2000
                Fund            Index*           Growth Index*

               10000              10000              10000
               12301              10839              10073
               19648              13299              15014
               19159              14711              15187
               20842              16603              17461
               19119              16690              16256
               29064              23142              21561
               32879              29239              24795
               33175              37112              26956
               39044              49169              28902
               48966              54261              39208

                          Yearly periods ended January 31
--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                          Total Return
                               Growth of                                   Average
Period ended 1/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Development Fund
------------------------------------------------------------------------------------
1 year                         $  12,541               25.41%               25.41%
------------------------------------------------------------------------------------
5 year                         $  25,611              156.11%               20.69%
------------------------------------------------------------------------------------
10 year                        $  48,966              389.66%               17.22%
------------------------------------------------------------------------------------
S&P 500 Index*
------------------------------------------------------------------------------------
1 year                         $  11,036               10.36%               10.36%
------------------------------------------------------------------------------------
5 year                         $  32,511              225.11%               26.58%
------------------------------------------------------------------------------------
10 year                        $  54,261              442.61%               18.42%
------------------------------------------------------------------------------------
Russell 2000 Growth Index*
------------------------------------------------------------------------------------
1 year                         $  13,566               35.66%               35.66%
------------------------------------------------------------------------------------
5 year                         $  24,120              141.20%               19.24%
------------------------------------------------------------------------------------
10 year                        $  39,208              292.08%               14.63%
------------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Effective June 30, 1999, the Fund has adopted the S&P 500 Index for its primary securities market index over the Russell 2000 Growth Index, as the S&P 500 Index better represents the securities and markets in which the Fund now invests.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER DEVELOPMENT FUND TOTAL RETURN (%) AND
S&P 500 INDEX* TOTAL RETURN (%)


                                       Yearly periods ended January 31
             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   23.01  59.73  -2.49   8.78   -8.26  52.01  13.13   0.90  17.69  25.41
------------------------------------------------------------------------------------
Index Total
Return (%)    8.39  22.69  10.62  12.86    0.52  38.66  26.35  26.93  32.49  10.36
------------------------------------------------------------------------------------
Net Asset
Value ($)    23.88  37.01  34.11  33.98   29.03  39.78  40.56  37.08  39.47  42.74
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)           1.23   0.96   1.70   3.07    2.12   4.20   4.48   3.88   3.75   6.50
------------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. In addition, the Fund has adopted the S&P 500 Index for its primary securities market index over the Russell 2000 Growth Index, as the S&P 500 Index better represents the securities and markets in which the Fund now invests. Since adopting its current objective, the cumulative return is 17.64%.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                    The fund pursues a fully
                                                        invested approach to
Common Stocks               95%                      selecting growth stocks
Cash Equivalents             5%                                of all sizes.
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                      Performance benefited
                                                         significantly from
                                                    increased weightings in
Technology                  46%                     strong performing areas
Media                       11%                             (technology and
Communications              10%                      communications stocks)
Service Industries          10%                      and reductions in weak
Health                      10%                              areas (service
Consumer Discretionary       6%                        industries, consumer
Financial                    4%                          discretionary, and
Manufacturing                2%                                financials).
Other                        1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(34% of Portfolio)                                           Over the six months, the
                                                                      fund's managers
 1.     Network Appliance, Inc.                               implemented a bottom-up
        Designer and manufacturer of network data storage       investment discipline
        devices                                                       that emphasizes
                                                                 companies with rapid
 2.     Mercury Interactive Corp.                             growth characteristics.
        Producer of automated software testing tools

 3.     Time Warner Telecom, Inc.
        Provider of telecommunications services

 4.     Immunex Corp.
        Biopharmaceutical company

 5.     Sanmina Corp.
        Provider of electronics contract manufacturing services

 6.     Concord EFS, Inc.
        Electronic transaction authorization, processing, settlement and transfer services

 7.     Intuit, Inc.
        Leading provider of financial software for households and small businesses

 8.     Linear Technology Corp.
        Manufacturer of integrated circuits

 9.     Vitesse Semiconductor Corp.
        Manufacturer of digital integrated circuits

10.     Univision Communication, Inc.
        Spanish-language broadcaster in the United States


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               January 31, 2000

We asked portfolio managers Sewall Hodges and J.C. Cabrera to discuss the market environment for growth stocks and their investment strategy for the six-month period.

Q: U.S. stock market averages continued to be driven by the spectacular performance of a small number of growth and technology issues. How would you describe this environment?

A: As growth stock managers, we believe this is a very exciting time, full of many dynamic growth opportunities. Over the last two years the divergence of growth and value stocks has widened dramatically. In 1999, a record-breaking 25 percentage points separated the performance of these two investment styles, with growth stocks recording phenomenal returns. Technology and biotech stocks have been the best performing, with Internet-related stocks providing truly staggering gains. Basically, if your portfolio was not invested in these two sectors, it lagged the broad-based market averages.

We strongly believe that much of what is happening in the technology sector is not temporary. One of our technology analysts phrased it this way: "The Internet has taken down the barriers of space and time, facilitated the exchange of ideas across geographic boundaries, and dramatically changed the way businesses interact with customers and each other. These factors have created tremendous opportunities for certain companies -- and threats for others." The type of evolution that we see occurring with the Internet creates exceptional growth opportunities. As a result, much of the fund's portfolio is invested in the technology area.

Q: How did the fund perform?

A: We are pleased to report that the fund outperformed the broad market by a significant margin. Now that the fund invests in growth stocks of all stock market capitalizations, we compare our performance to both the large-cap S&P 500 Index and the small-cap Russell 2000 Index (see "Performance" table below). While the fund's strong performance versus the indices is gratifying, it trailed mid-cap growth funds as ranked by Lipper Analytical Services, Inc., an independent analyst of investment performance. Lipper has assigned the fund to this category, but we compare the fund to all growth funds since the fund can invest in stocks of any market capitalization. Regardless, we know we have more work ahead to improve the fund's ranking, but shareholders should keep in mind that over the six-month report period we were in the process of implementing the fund's broadened investment mandate. During this period, we attempted to limit the amount of capital gains that the fund would have to distribute prior to the end of the calendar year. As a result, the portfolio was not completely repositioned until the end of the fund's fiscal period on January 31, 2000. Given these events, we would like to be judged based on the fund's performance going forward.

Q: What is your investment approach?

A: We are seeking to invest in companies with exceptional growth potential. This approach is not limited by a stock's market capitalization, only by our ability to identify stocks with the greatest upside potential versus downside risk. In other words, we are looking for companies that we believe have a high probability of success and a low probability of failure. Since investing solely based on the highest expected return can hurt overall portfolio returns if the investment also has significant risk, we focus on companies that we believe have a low likelihood of disappointing results.


--------------------------------------------------------------------------------
Performance
Total returns as of 1/31/00
--------------------------------------------------------------------------------
                                                               Six-month
--------------------------------------------------------------------------------
Scudder Development Fund                                         22.95%
S&P 500 Index                                                     5.58%
Large-cap stocks                                                  7.24%
Mid-cap stocks                                                    6.53%
Small-cap stocks                                                 12.25%
--------------------------------------------------------------------------------
All indices are unmanaged. Large-cap stocks are represented by the Russell 1000 Index, mid-cap stocks are represented by the Russell Midcap Index, and small-cap stocks are represented by the Russell 2000 Index.

Q: How do you identify companies with a high probability of success and low risk?

A: We focus on three key variables in evaluating stocks for the portfolio: rapid revenue growth, solid products, and skilled company management teams. Strong revenue growth, especially unit growth, is very important. Note that we emphasize revenue, not necessarily earnings growth. Revenue growth is important because we believe it is a leading indicator of a company's future prospects. Many companies with high revenue growth rates offer tremendous potential returns. If a company doesn't have rapidly growing revenues, it may never have an earnings growth rate that is competitive. The current market environment is demanding this kind of forward-looking assessment.

Second, a company's products and services must work, and work well. We analyze a company's products, look at competing and alternative products, and evaluate the industry's growth rate.

--------------------------------------------------------------------------------

Investment Discipline

o        Strong/accelerating revenue growth

o        Exceptional products/services

o        Strong competitive position

o        Strong industry growth

--------------------------------------------------------------------------------

Finally, we seek companies with innovative, top-flight management teams. We are looking for signs of weakness, such as the departure of key employees or a change in top management. This is important because sometimes good companies can make bad decisions. Consider Jill Barad, who revitalized the Barbie Doll product line for Mattel. Her success with Barbie helped to propel her into the executive offices of the company. While Barad excelled as the "Barbie Doll guru," operating performance stagnated under her leadership as CEO in 1998 and 1999, even excluding the troublesome acquisition of the Learning Company stores in 1998. We invest a great deal of time getting to know the management teams that run the companies we hold in the portfolio. In our view, it is a critical component of a company's potential.

Q: How do you attempt to control risk in the portfolio?

A: We attempt to control risk at the individual company level rather than attempting to make bets on the overall market or specific industries. Because we believe that systematic (market and industry) risks tend to even out over time, we would prefer to focus on areas where we believe we can add the greatest value. As we search for individual companies with high rates of growth, the fund invariably becomes overweighted in certain industries because companies with the highest growth rates are often also benefiting from changes, restructurings, or rapid growth within some of the same industries. We think that we will be able to control the fund's overall risk relative to the market if we buy companies that we believe have excellent prospects and a low probability of disappointment.


--------------------------------------------------------------------------------

Risk management

o        Favorable risk/reward profile

o        Undiscovered/under-researched stocks

o        Concentrated portfolio

o        Fundamental research

--------------------------------------------------------------------------------

Q: What is the current composition of the fund?

A: As of the end of the period we held 82 stocks, and expect that the number of holdings will be in the 60-70 range. It has been tough to keep this number down because we see so many attractive stocks, especially in the small-cap area. We can buy growth stocks of any size for the portfolio and have made several additions in the mid- and large-cap areas over the period, including Intel, Yahoo!, and Corning. Currently, the fund has a weighted-average market capitalization of $21 billion. However, about three-quarters of the fund's total number of holdings are invested in small-caps (stocks with market capitalizations of less than $3 billion). Reflecting an increased focus on companies with rapidly growing revenues, as opposed to the fund's former strategy of "growth at a reasonable price," its overall forward-price/earnings (P/E) ratio has increased to 55x based on next year's earnings.

Q: How has your investment approach affected sector weightings?

A: At the beginning of the period the fund had about an equal weighting in each industry sector compared to the Russell 2000 Index. As we have searched for stocks that meet our investment criteria (high revenue growth, solid products, and skilled company management teams), weightings increased in technology and communications. This also led to decreases in the finance, consumer discretionary, and retail sectors.

Q: Technology stocks have gone through the roof over the six months. How did the fund participate in this area?

A: We found an abundance of rapidly growing companies in the technology sector, as indicated by our overweighted position of 46%. But, we could have benefited from an even larger weighting, as tech dramatically outperformed nearly all other industry sectors. The fund participated in the four major subsectors: semiconductor, software, telecommunications, and Internet companies. We dramatically increased our exposure to semiconductors with the purchase of Atmel -- a terrific performer over the six months. In the software area, we held Advanced Digital Systems, Harmonic Lightwave, HNC Software, Intuit, and J.D. Edwards. In telecoms, we held positions in Time Warner Telecom (a subsidiary of Time Warner), and

Broadwing. In the Internet sector, we invested in Interleaf, Information Architects, Yahoo!, and PSI Net.

Q: What helped or hurt performance?

A: Our overweighting in several of the strongest performing areas helped, specifically technology and communications. At the same time our reductions in the financial and consumer discretionary areas helped to lessen the effects of these underperforming areas.

On a stock specific level, we had a number of big winners, including Yahoo!, the popular Internet portal that tripled in the last three months of the period; Network Appliance, a leader in data storage and access for network file server and Web caching solutions; and Mercury Interactive, which develops software tools for testing client/server, e-business, and packaged applications.

On the minus side, VISX declined on negative investor perceptions about increasing competition in the laser eye surgery area for correcting vision deficiencies. Leading up to this period, the stock had provided investors with outstanding gains due to its patented process and a huge potential market. We have sold shares in VISX because the fundamental dynamics behind the market have impaired the stock.

Q: What is your outlook?

A: As bottom-up stockpickers, we don't make any predictions about the overall direction of the market or the economy. However, there is no denying the fact that this has been a terrific environment for growth stock investing. As we meet with companies, we are continuing to see many great business plans and very strong growth rates -- more than we have seen in years past. Of course, this doesn't mean that there is no market risk -- there is. If the stock market goes down, these stocks will go down, too. But, we think by picking the companies that are demonstrating high rates of growth and low risk, we will be able to significantly outperform the stock market in the long run.

Glossary of Investment Terms
--------------------------------------------------------------------------------

      Fundamental  Analysis of companies based on the projected impact of
         Research management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

           Growth Stock Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward.

        Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

           Market The value of a company's outstanding shares of common Capitalization stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

       Over/Under  Refers to the allocation of assets -- usually by sector, weighting  industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

   Price/Earnings  A widely used gauge of a stock's valuation that indicates
      Ratio (P/E) what investors are paying for a company's earnings on a per (also "earnings share basis. Typically based on a company's projected multiple")  earnings for the next six months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

            Value  A company whose stock price does not fully reflect
            Stock its intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Additional glossary terms are located at our Web site -- www.scudder.com.

Investment Portfolio                          as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount ($)     Value ($)
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Repurchase Agreements 5.0%
-------------------------------------------------------------------------------------------

 State Street Bank and Trust Co., 5.68%, 2/1/2000, to be                       ------------
    repurchased at $40,956,461 (Cost $40,950,000)** .............   40,950,000   40,950,000
                                                                               ------------

-------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
-------------------------------------------------------------------------------------------


 Media
 Broadcasting & Entertainment
 Intouch Group, Inc. Promissory Note, 8%, 2/1/1996                             ------------
    (Cost $217,500) (b) (c) (d) .................................      217,500            0
                                                                               ------------


                                                                       Shares
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
-------------------------------------------------------------------------------------------


 Health
 Biotechnology 0.1%
 Norian Corp. "D"* (Developer and manufacturer of a
    proprietary biomaterial for skeletal repair) (b) (c) ........      357,142      630,088
                                                                               ------------
 Medical Supply & Specialty 0.0%
 InterVentional Technologies, Inc. "G"* (Manufacturer of
    minimally invasive disposable microsurgical devices and
    systems for treatment of cardiovascular disease) (b) (c) ....      120,000      283,200
                                                                               ------------

-------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $2,834,771)                                913,288
-------------------------------------------------------------------------------------------


Common Stocks 94.9%


 Consumer Discretionary 5.6%
 Apparel & Shoes 0.8%
 Abercrombie & Fitch Co. "A"* (Retailer of casual apparel
    for men and women) ..........................................      312,800    6,686,100
                                                                               ------------
 Department & Chain Stores 2.0%
 Bed Bath & Beyond, Inc.* (Operator of superstores selling
    domestics merchandise and home furnishings) .................      189,900    5,162,906
 Dollar Tree Stores, Inc.* (Store chain that sells assorted
    general merchandise) ........................................       76,700    3,379,594


    The accompanying notes are an integral part of the financial statements.

                                                                Shares     Value ($)
------------------------------------------------------------------------------------

 Kohl's Corp.* (Operator of a chain of specialty department
    stores) .................................................   106,000    7,433,250
                                                                        ------------
                                                                          15,975,750
                                                                        ------------
 Recreational Products 1.7%
 Harley-Davidson, Inc. (Manufacturer of motorcycles) ........   199,000   13,967,313
                                                                        ------------
 Specialty Retail 1.1%
 Cinar Corp.* (Develops, produces, and distributes
    programming and educational products for children and
    families) ...............................................    72,300    1,744,238
 Intimate Brands, Inc. (Retailer of intimate apparel and
    personal care products) .................................   236,670    7,159,268
                                                                           8,903,506
                                                                        ------------
 Health 9.0%
 Biotechnology 5.7%
 Gene Logic, Inc.* (Developer of genomic information
    products, software and research services) ...............    17,700    1,190,325
 Immunex Corp. (Biopharmaceutical company) ..................   220,000   28,765,000
 Maxygen, Inc.* (Involved in the field of directed molecular
    evolution) ..............................................    19,600    1,462,650
 QLT PhotoTherapeutics, Inc.* (Developer of pharmaceutical
    products) ...............................................   219,900   14,895,079
 Sequenom, Inc.* (Genetic and DNA research and
    development) ............................................    26,800      696,800
                                                                        ------------
                                                                          47,009,854
                                                                        ------------
 Medical Supply & Specialty 3.3%
 Biomet, Inc. (Manufacturer of surgical implant devices) ....   131,300    5,227,381
 Medtronic, Inc. (Manufacturer of cardiac pacemakers) .......   270,554   12,377,846
 VISX, Inc.* (Developer of laser technologies and systems for
    vision correction) ......................................   325,500    9,236,063
                                                                        ------------
                                                                          26,841,290
                                                                        ------------
 Communications 9.8%
 Cellular Telephone 0.1%
 interWAVE Communications International, Ltd.* (Wireless
    communication systems) ..................................    15,400      562,100
                                                                        ------------
 Telephone/Communications 9.7%
 Adelphia Business Solutions, Inc.* (Provider of
    communication services) .................................   219,000   11,223,750
 Allegiance Telecom, Inc.* (Provider of telecommunication
    services to business, government, and other institutional
    users across the United States) .........................    37,800    3,983,175
 BroadWing, Inc. (Provider of various communication
    services) ...............................................   358,400   13,619,200


    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 CenturyTel, Inc. (Provider of local exchange telephone
    services and wireless telephone services) ...............   257,400    9,845,542
 Time Warner Telecom, Inc. "A"* (Provider of
    telecommunications services) ............................   570,700   34,670,025
 Xircom, Inc.* (Developer, manufacturer and seller of
    communication solutions for computer users) .............   128,800    6,351,450
                                                                        ------------
                                                                          79,693,142
                                                                        ------------
 Financial 3.9%
 Banks 1.2%
 First Security Corp. (Commercial banking) ..................   376,625    9,745,172
                                                                        ------------
 Insurance 0.8%
 Providian Financial Corp. (Insurance and financial services)    73,900    6,235,313
                                                                        ------------
 Consumer Finance 1.4%
 Capital One Finance Corp. (Holding company which
    provides consumer lending services through its
    subsidiaries) ...........................................   285,600   11,709,600
                                                                        ------------
 Real Estate 0.5%
 Walden Residential Properties, Inc. (Self-administered and
    self-managed real estate investment trust which owns
    garden apartment communities) ...........................   200,000    4,500,000
                                                                        ------------
 Media 9.9%
 Advertising 1.4%
 Young & Rubicam, Inc. (Advertising, marketing and
    communications company) .................................   222,000   11,960,250
                                                                        ------------
 Broadcasting & Entertainment 8.5%
 AMFM Inc.* (Owner and operator of radio stations) ..........   110,400    8,611,200
 Clear Channel Communications, Inc.* (Operator of TV and
    radio stations) .........................................   162,024   13,994,823
 Infinity Broadcasting Corp. (Operator of radio stations and
    provider of outdoor advertising) ........................   564,750   18,354,375
 Regent Communications, Inc.* (Radio broadcasting
    company) ................................................    97,100    1,140,925
 USA Networks, Inc.* (Diversified media and electronic
    commerce company) .......................................   150,000    7,443,750
 Univision Communication, Inc.* (Spanish-language
    broadcaster in the United States) .......................   185,000   19,818,125
                                                                        ------------
                                                                          69,363,198
                                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                                                                 Shares     Value ($)
-------------------------------------------------------------------------------------

 Service Industries 9.7%
 EDP Services 3.3%
 CSG Systems International, Inc.* (Provider of billing
    solutions, software and services for customer care and
    billing functions) .....................................     179,500    6,787,344
 Fiserv Inc.* (Provider of data processing services) .......     251,100    8,521,706
 PSINet, Inc.* (Provider of Internet access services) ......     141,300   11,286,338
                                                                         ------------
                                                                           26,595,388
                                                                         ------------
 Miscellaneous Commercial Services 5.6%
 CMG Information Services, Inc.* (Developer of
    information-based products and services for direct
    marketing) .............................................      52,000    5,853,250
 Cintas Corp. (Uniform rentals) ............................     196,100    9,186,059
 Concord EFS, Inc.* (Electronic transaction authorization,
    processing, settlement and transfer services) ..........   1,249,200   25,374,375
 Neoforma.com, Inc.* (Provider of electronic commerce
    services to the medical industry) ......................      18,900      950,906
 Swift Transportation Co., Inc.* (National truckload carrier
    company) ...............................................     376,700    4,802,925
                                                                         ------------
                                                                           46,167,515
                                                                         ------------
 Miscellaneous Consumer Services 0.8%
 eBay, Inc.* (Person-to-person trading community on the
    Internet) ..............................................      41,800    6,272,613
                                                                         ------------
 Manufacturing 1.9%
 Containers & Paper 0.2%
 Aptargroup, Inc. (Manufacturer of packaging equipment
    components) ............................................      84,500    1,859,000
                                                                         ------------
 Industrial Specialty 0.5%
 Corning, Inc. (Specialty glass manufacturer) ..............      24,600    3,794,550
                                                                         ------------
 Office Equipment/Supplies 1.2%
 Lexmark International Group, Inc. "A"* (Developer,
    manufacturer and supplier of printing solutions and
    products) ..............................................     102,000    9,613,500
                                                                         ------------
 Technology 44.1%
 Computer Software 14.7%
 Advanced Digital Information Corp.* (Software producer --
    provides products that organize, protect, and retrieve
    electronic data) .......................................     120,000    5,880,000


    The accompanying notes are an integral part of the financial statements.

                                                              Shares       Value ($)
------------------------------------------------------------------------------------

 Concurrent Computer Corp.* (Supplier of high performance
    real time computer systems, software and solutions for
    commercial and government markets) .....................   234,600     4,428,075
 Evolving Systems, Inc.* (Provider of software applications
    to the telecommunications industry) ....................   114,000     1,410,750
 Extensity, Inc.* (Provider of Internet-based software
    applications) ..........................................    11,400       659,775
 HNC Software, Inc.* (Developer, marketer and supporter of
    client-server software solutions for mission-critical
    decision applications) .................................    99,100     8,937,581
 Information Architects Corp.* (Provider of Web-based
    digital content and information management solutions) ..   483,800     6,470,825
 Interleaf, Inc.* (Developer and marketer of software
    products) ..............................................   178,400     7,459,350
 Intuit, Inc.* (Leading provider of financial software for
    households and small businesses) .......................   363,600    21,929,625
 J.D. Edwards & Co.* (Producer of software solutions to
    changing business needs) ...............................   379,500    11,313,844
 Metasolv Software, Inc.* (Provider of telecommunications
    related software) ......................................    13,700     1,462,475
 Microsoft Corp.* (Developer of computer software) .........    67,300     6,586,988
 Parametric Technology Corp.* (Producer of mechanical
    design software) .......................................   497,600    10,667,300
 PeopleSoft, Inc.* (Manufacturer of human resource
    management software) ...................................   626,500    14,096,250
 SAP AG (Sponsored ADR)* (Computer software
    manufacturer) ..........................................   206,100    13,435,144
 Sycamore Networks, Inc.* (Developer of software-based
    optical networking products) ...........................     6,900     2,201,100
 VocalTec, Ltd.* (Producer of software for audio
    communications on the Internet) ........................    93,700     2,658,738
 Xpedior, Inc.* (Provider of eBusiness solutions to Internet
    businesses) ............................................    15,100       415,250
                                                                        ------------
                                                                         120,013,070
                                                                        ------------
 Diverse Electronic Products 2.0%
 Solectron Corp.* (Manufacturer of computer products and
    subsystems) ............................................   232,000    16,849,000
                                                                        ------------
 EDP Peripherals 11.7%
 Mercury Interactive Corp.* (Producer of automated software
    testing tools) .........................................   367,500    40,195,313
 Network Appliance, Inc.* (Designer and manufacturer of
    network data storage devices) ..........................   412,200    41,374,575
 Symbol Technologies, Inc. (Manufacturer of bar code laser
    scanners) ..............................................   237,800    14,193,688
                                                                        ------------
                                                                          95,763,576
                                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                                                                    Shares    Value ($)
---------------------------------------------------------------------------------------

 Electronic Data Processing 0.1%
 Turnstone Systems, Inc.* (Provides loop management
    solutions) .............................................         6,400      185,600
                                                                           ------------
 Precision Instruments 2.6%
 Harmonic Inc.* (Manufacturer of fiber optic systems) ......       133,000   12,809,563
 Photon Dynamics, Inc.* (Supplier of test and inspection
    systems for the flat panel manufacturing industry) .....       141,100    8,060,338
                                                                           ------------
                                                                             20,869,901
                                                                           ------------
 Semiconductors 12.0%
 Atmel Corp.* (Developer and manufacturer of integrated
    circuits) ..............................................       343,600   10,673,075
 Intel Corp. (Producer of semiconductor memory circuits) ...        92,800    9,181,400
 Linear Technology Corp. (Manufacturer of integrated
    circuits) ..............................................       227,200   21,513,000
 Quantum Effect Devices, Inc.* (Developer of
    high-performance embedded microprocessors) .............        10,900      174,400
 Sanmina Corp.* (Provider of electronics contract
    manufacturing services) ................................       255,200   27,115,000
 Silicon Storage Technology, Inc.* (Designer of memory
    chips) .................................................       214,200    8,367,188
 Vitesse Semiconductor Corp.* (Manufacturer of digital
    integrated circuits) ...................................       490,200   21,323,700
                                                                           ------------
                                                                             98,347,763
                                                                           ------------
 Miscellaneous 1.0%
 Davox Corp.* (Developer of management systems for call
    center operations) .....................................       291,300    8,338,463
                                                                           ------------
 Energy 1.0%
 Oil & Gas Production
 Anadarko Petroleum Corp. (Oil and gas exploration and
    production) ............................................       123,900    4,065,469
 Nabors Industries, Inc. (Land drilling contractor) ........       129,400    3,833,475
                                                                           ------------
                                                                              7,898,944
                                                                           ------------
 Transportation 0.0%
 Air Freight
 Expeditors International of Washington, Inc. (Air and ocean freight forwarding, customs clearance, cargo insurance
    and logistical services) ...............................         8,000      337,250
                                                                           ------------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $487,074,015)                                     776,058,721
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $531,076,286) (a)                817,922,009
---------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $531,087,182. At January 31, 2000, net unrealized appreciation for all securities based on tax cost was $286,834,827. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $320,866,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $34,031,233.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $913,288 (0.11% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at January 31, 2000 aggregated $3,052,271. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at January 31, 2000, amounted $913,288 which represents 0.11% of net assets. Information concerning such restricted securities at January 31, 2000 is as follows:

                                                     Acquisition
    Security                                             Date       Cost ($)
    ------------------------------------------------ ------------  -----------
    Intouch Group Inc. ..........................     2/14/1995       217,500
    Norian Corp. "D" ............................     4/12/1995     1,634,771
    Interventional Technologies, Inc. "G" .......      3/6/1995     1,200,000

(d)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.


    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $531,076,286) ................   $ 817,922,009
Cash ...................................................................             175
Receivable for investments sold ........................................       2,781,242
Receivable for Fund shares sold ........................................       7,418,178
Dividends receivable ...................................................           9,088
Interest receivable ....................................................           6,461
Foreign taxes recoverable ..............................................           1,597
Other assets ...........................................................           4,660
                                                                         ---------------
Total assets ...........................................................     828,143,410

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................      26,467,836
Payable for Fund shares redeemed .......................................       3,445,738
Accrued management fee .................................................         708,463
Other accrued expenses and payables ....................................       1,007,747
                                                                         ---------------
Total liabilities ......................................................      31,629,784
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 796,513,626
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss (3,484,119) Net unrealized appreciation
(depreciation) on:
  Investments ..........................................................     286,845,723
  Foreign currency related transactions ................................          (3,495)
Accumulated net realized gain (loss) ...................................     117,561,538
Paid-in capital ........................................................     395,593,979
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 796,513,626
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($796,513,626 /
   18,637,345 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       42.74
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends ......................................................   $     888,781
Interest .......................................................         974,675
                                                                 ---------------
Total income ...................................................       1,863,456
                                                                 ---------------
Expenses:
Management fee .................................................       3,673,215
Services to shareholders .......................................       1,476,813
Custodian and accounting fees ..................................          57,913
Trustees' fees and expenses ....................................          23,685
Reports to shareholders ........................................          65,213
Registration fees ..............................................          38,792
Auditing .......................................................          11,820
Legal ..........................................................           5,864
Other ..........................................................           4,558
                                                                 ---------------
                                                                 ---------------
Total expenses, before expense reductions ......................       5,357,873
Expense reductions .............................................         (10,298)
                                                                 ---------------
                                                                 ---------------
Total expenses, after expense reductions .......................       5,347,575
--------------------------------------------------------------------------------
Net investment income (loss)                                          (3,484,119)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................      75,227,937
                                                                 ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................      85,451,343
Foreign currency related transactions ..........................            (131)
                                                                 ---------------
                                                                      85,451,212
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           160,679,149
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 157,195,030
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                      Six Months
                                    Ended  January     One Month
                                       31, 2000     Ended July 31,     Year Ended
Increase (Decrease) in Net Assets    (Unaudited)         1999         June 30, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $  (3,484,119)   $    (698,861)   $    (6,849,870)
Net realized gain (loss) from
   investment transactions ......      75,227,937          159,681        157,147,002
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      85,451,212      (31,346,662)       (70,623,956)
                                 ---------------- ----------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................     157,195,030      (31,885,842)        79,673,176
                                 ---------------- ----------------    ---------------
Distributions to shareholders:
From net realized gains .........    (113,692,320)            --          (70,435,632)
                                 ---------------- ----------------    ---------------
Fund share transactions:
Proceeds from shares sold .......     365,405,462       65,351,061      1,005,318,406
Reinvestment of distributions ...     106,659,586             --           67,536,828
Cost of shares redeemed .........    (435,132,708)     (91,895,521)    (1,152,988,975)
                                 ---------------- ----------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      36,932,340      (26,544,460)       (80,133,741)
                                 ---------------- ----------------    ---------------
Increase (decrease) in net assets      80,435,050      (58,430,302)       (70,896,197)
Net assets at beginning of period     716,078,576      774,508,878        845,405,075

Net assets at end of period
   (including accumulated net
   investment loss
   of $3,484,119 at January 31,  ---------------- ----------------    ---------------
   2000) ........................   $ 796,513,626    $ 716,078,576    $   774,508,878
                                 ---------------- ----------------    ---------------

Other Information
-------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................      17,787,902       18,415,573         20,289,263
                                 ---------------- ----------------    ---------------
Shares sold .....................       8,696,163        1,563,492         27,091,983
Shares issued to shareholders in
   reinvestment of distributions        2,595,755             --            1,902,446
Shares redeemed .................     (10,442,475)      (2,191,163)       (30,868,119)
                                 ---------------- ----------------    ---------------
Net increase (decrease) in Fund
   shares .......................         849,443         (627,671)        (1,873,690)
Shares outstanding at end of     ---------------- ----------------    ---------------
   period .......................      18,637,345       17,787,902         18,415,573
                                 ---------------- ----------------    ---------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
                        2000(b) 1999(c)   1999(d)  1998(d)  1997(d) 1996(d)  1996(d)
-------------------------------------------------------------------------------------
Net asset value,
beginning of period    $40.26   $42.06   $41.67   $39.02   $45.56   $37.35  $27.58
                       --------------------------------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment
  income (loss) (a)      (.20)    (.04)    (.35)    (.41)    (.40)    (.38)   (.31)
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions           9.18    (1.76)    4.49     6.94    (1.66)   12.79   12.20
                       --------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from
  investment operations  8.98    (1.80)    4.14     6.53    (2.06)   12.41   11.89
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
Net realized gains on
investment transactions (6.50)      --    (3.75)   (3.88)   (4.48)   (4.20)  (2.12)
                       --------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions   (6.50)      --    (3.75)   (3.88)   (4.48)   (4.20)  (2.12)
-------------------------------------------------------------------------------------
Net asset value, end
of period              $42.74   $40.26   $42.06   $41.67   $39.02   $45.56  $37.35
                       --------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)        22.95**  (4.33)** 11.65    17.86    (4.93)   35.26   45.41
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)       797      716      775      845      862    1,040     727
------------------------------------------------------------------------------------
Ratio of expenses (%)    1.44*    1.52*    1.51     1.41     1.36     1.24    1.32
------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)               (.94)*  (1.09)*   (.94)    (.99)   (1.02)    (.91)  (1.01)
------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                  104*       4*      97(e)    52       52       59      42
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended January 31, 2000 (Unaudited).

(c) For the one month ended July 31, 1999. On July 7, 1999, the Trustees of the Fund changed the fiscal year end from June 30 to July 31.

(d)  For the year ended June 30.

(e) The change in the investment objective during the period resulted in a higher portfolio turnover rate.

*    Annualized

**   Not annualized

Notes to Financial Statements                                      (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On July 7, 1999, the Board of Trustees of the Fund changed the fiscal year end from June 30 to July 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $369,641,941 and $441,911,789, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1.00% of the Fund's first $500 million of average daily net assets, 0.95% of the next $500 million of such net assets, and 0.90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended January 31, 2000, the fee pursuant to these agreements amounted to $3,673,215, which was equivalent to an annual effective rate of 0.98% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SSC aggregated $535,572, of which $272,017 is unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by STC aggregated $604,664, of which $302,920 is unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SFAC aggregated $50,625, of which $9,427 is unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $109,927.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2000, Trustees' fees and expenses aggregated $23,685.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $4,507 and $5,791, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                           Peter Chin*
   o  President                                o  Vice President

 Sheryle J. Bolton                           J. Brooks Dougherty*
   o  Trustee; Chief Executive Officer         o  Vice President
      and Director, Scientific Learning
      Corporation                            James M. Eysenbach*
                                               o  Vice President
 William T. Burgin
   o  Trustee; General Partner,              James E. Fenger*
      Bessemer Venture Partners                o  Vice President

 Keith R. Fox                                Philip S. Fortuna*
   o  Trustee; Private Equity Investor         o  Vice President

 William H. Luers                            Sewall F. Hodges*
   o  Trustee; Chairman and President,         o  Vice President
      U.N. Association of America
                                             Ann M. McCreary*
 Kathryn L. Quirk*                             o  Vice President
   o  Trustee, Vice President and
      Assistant Secretary                    Thaddeus Paluszek*
                                               o  Vice President
 Joan E. Spero
   o  Trustee; President, Doris Duke         John Millette*
      Charitable Foundation                    o  Vice President and Secretary

 Paul Bancroft III                           John R. Hebble*
   o  Honorary Trustee; Venture                o  Treasurer
      Capitalist and Consultant
                                             Caroline Pearson*
 Wilson Nolen                                  o  Assistant Secretary
   o  Honorary Trustee; Consultant
                                             *Scudder Kemper Investments, Inc.
 Robert G. Stone, Jr.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

 Edmund R. Swanberg*
   o  Honorary Trustee

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser





SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.